UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SoFi Technologies, Inc.
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Your Vote Counts! SOFI TECHNOLOGIES, INC. 234 1ST STREET SAN FRANCISCO, CALIFORNIA 94105 SOFI TECHNOLOGIES, INC. 2022 Annual Meeting Vote by July 11, 2022 8:59 p.m. PT (11:59 p.m. ET) You invested in SOFI TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 12, 2022. Vote Virtually at the Meeting* July 12, 2022 10:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/SOFI2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D86806-P76519 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D86807-P76519 1 Year 1. Election of Directors Nominees: 1c. Michael Bingle 1d. Richard Costolo 1a. Ahmed Al-Hammadi 1e. Steven Freiberg 1b. Ruzwana Bashir 1f. Tom Hutton 1g. Clara Liang 1h. Anthony Noto 1i. Harvey Schwartz 1j. Magdalena Yeşil 2. Advisory vote on the frequency of stockholder advisory votes on the executive compensation of named executive officers. 3. Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 4. Approval of the Amended and Restated 2021 Stock Option and Incentive Plan for SoFi Technologies, Inc. For For For For For For For For For For For For 5. Approval of an Amendment to the SoFi Technologies, Inc. Certificate of Incorporation to grant the Board of Directors discretionary authority to effect a reverse stock split. For